Electronically Filed
10/24/2017 11:45 AM
Steven D. Grierson
CLERK OF THE COURT

NEOJ
Jay A. Shafer, Esq.
Nevada Bar No. 9184
PREMIER LEGAL GROUP
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
Telephone: (702) 794-4411
Fax: (702) 794-4421
jshafer@premierlegalgroup.com
Attorneys for Petitioner
CUSTODIAL MANAGEMENT LLC

DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of

PACIFIC BLUE ENERGY CORP., a Nevada Corporation,

Case No. A-17-760155-P
Dept. No. VI

EXEMPT FROM ARBITRATION
(Equitable Relief Requested)

NOTICE OF ENTRY OF ORDER

NOTICE IS HEREBY provided that on the 20th day of October, 2017 that the above-entitled Court did enter an Order in the above-entitled matter, a true and correct copy of which is attached hereto.

DATED this 24th day of October, 2017.

PREMIER LEGAL GROUP

By: ______________________
JAY A. SHAFER
Nevada Bar No. 009184
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411
Fax: (702) 794-4421
JShafer@premierlegalgroup.com
Attorneys for Petitioner CUSTODIAL MANAGEMENT LLC

CERTIFICATE OF SERVICE

I hereby certify that on 24th day of October, 2017, I served a true and complete copy of the foregoing NOTICE OF ENTRY OF ORDER by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

Luniel De Beer
1016 W. University Avenue #218
Flagstaff, AZ 86001

Joel Franklin
1016 W. University Avenue #218
Flagstaff, AZ 86001

[signature]
An Employee of PREMIER LEGAL GROUP

PREMIER LEGAL GROUP
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

Electronically Filed
10/20/2017 4:14 PM
Steven D. Grierson
CLERK OF THE COURT

ORDR

Jay A. Shafer, Esq.
Nevada Bar No. 9184
PREMIER LEGAL GROUP
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
Telephone: (702) 794-4411
Fax: (702) 794-4421
jshafer@premierlegalgroup.com
Attorneys for Petitioner
CUSTODIAL MANAGEMENT LLC

PREMIER LEGAL GROUP
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of **PACIFIC BLUE ENERGY CORP., a Nevada Corporation,**	Case No. A-17-760155-P Dept. No. VI **EXEMPT FROM ARBITRATION** **(Equitable Relief Requested)**

ORDER GRANTING APPLICATION FOR APPOINTMENT OF CUSTODIAL MANAGEMENT LLC AS CUSTODIAN OF PACIFIC BLUE ENERGY CORP.

Petitioner CUSTODIAL MANAGEMENT LLC's Motion and Application for Appointment as Custodian of PACIFIC BLUE ENERGY CORP., having been considered by the Court, the Court having considered the pleadings and papers on file herein, with no opposition being filed, and for good cause appearing therefore:

THE COURT HEREBY FINDS that:

1. PACIFIC BLUE ENERGY CORP., has failed to file required reports with the Nevada Secretary of State in violation of N.R.S 78.710.
2. PACIFIC BLUE ENERGY CORP., has failed to hold an annual meeting of stockholders for the preceding two (2) years in violation of N.R.S. 78.710
3. Petitioner, CUSTODIAL MANAGEMENT LLC, a limited liability company, is a shareholder of PACIFIC BLUE ENERGY CORP.

4. Petitioner has given reasonable and required notice as required by the NRS 78.710 et seq.
5. Beginning on July 10, 2017, Petitioner served demand upon PACIFIC BLUE ENERGY CORP., at its last known registered business address and all active members and officers last known address demanding the company comply with N.R.S. 78.710, N.R.S. 78.150 and N.R.S 78.710. Petitioner employed all reasonable efforts to contact PACIFIC BLUE ENERGY CORP.
6. Despite Petitioner's demand, no response was received from PACIFIC BLUE ENERGY CORP.
7. Petitioner has demonstrable experience in managing the affairs of Nevada corporations.

THEREFORE IT IS HEREBY ORDERED, ADJUDGED AND DECREED that

1. Pursuant to NRS 78.347, CUSTODIAL MANAGEMENT LLC is hereby appointed custodian of PACIFIC BLUE ENERGY CORP.
2. CUSTODIAL MANAGEMENT LLC is authorized to take any actions on behalf of PACIFIC BLUE ENERGY CORP., pursuant to NRS 78.347 that are reasonable, prudent or for the benefit of PACIFIC BLUE ENERGY CORP.
3. Pursuant to NRS 78.347(3)(a CUSTODIAL MANAGEMENT LLC shall comply with NRS 78.180 to reinstate PACIFIC BLUE ENERGY CORP.
4. Pursuant to NRS 78.347, CUSTODIAL MANAGEMENT LLC shall comply with NRS 78.150 to identify and name a registered agent within the State of Nevada for PACIFIC BLUE ENERGY CORP.
5. CUSTODIAL MANAGEMENT LLC shall provide notice to all stockholders of record of a meeting of stockholders of PACIFIC BLUE ENERGY CORP., that will be held after this Order is entered;

PREMIER LEGAL GROUP
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

6. CUSTODIAL MANAGEMENT LLC, as custodian of PACIFIC BLUE ENERGY CORP., shall submit a report to this Court of the actions taken at said stockholders meeting.

7. CUSTODIAL MANAGEMENT LLC shall, pursuant to NRS 78.347(4), file an amendment to the Articles of Incorporation of PACIFIC BLUE ENERGY CORP., ~~which~~ with the Secretary of State containing the following disclosures and statements:

   a. Disclosures of any previous criminal, administrative, civil or Financial Industry Regulatory Authority, or Securities and Exchange Commission investigations, violations, or conviction concerning CUSTODIAL MANAGEMENT LLC, or its affiliates or subsidiaries;

   b. A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the last known officers or directors of PACIFIC BLUE ENERGY CORP., to request that the corporation comply with corporate formalities and to continue its business;

   c. A statement that CUSTODIAL MANAGEMENT LLC, is, in fact, is pursuing its business and attempted to further the interest of its stockholders;

   d. A statement indicating that CUSTODIAL MANAGEMENT LLC will reinstate and maintain the corporate charter of PACIFIC BLUE ENERGY CORP., and

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PREMIER LEGAL GROUP
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

e. Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

IT IS SO ORDERED.

Dated this 19 day of October, 2017.

DISTRICT COURT JUDGE

Submitted by:

PREMIER LEGAL GROUP

By:

JAY A. SHAFER
Nevada Bar No. 9184
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411
Fax: (702) 794-4421
JShafer@premierlegalgroup.com

PREMIER LEGAL GROUP
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421